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                                                                    EXHIBIT 23.1

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements Nos. 333-50026, 333-30366, 333-39510, and 333-39512.


                                        ARTHUR ANDERSEN LLP

Dallas, Texas,
   March 30, 2001